COLONIAL SMALL CAP VALUE FUND   Semiannual report

December 31, 1997

[GRAPHIC OMITTED]

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                          Not FDIC     May Lose Value
                          Insured      No Bank Guarantee
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                    COLONIAL SMALL CAP VALUE FUND HIGHLIGHTS

                        JULY 1, 1997 - DECEMBER 31, 1997

Investment Objective: Colonial Small Cap Value Fund seeks long-term growth by investing primarily in smaller capitalization equities.

The Fund is Designed to Offer:

  o Diversification
  o Dynamic investment opportunities
  o Disciplined investment strategy

Portfolio Manager Commentary: "Volatility in the U.S. stock market during the second half of the period created buying opportunities in selected small company stocks. We were able to purchase stocks with good growth potential at attractive prices in several sectors of the market. This fit in perfectly with our value-oriented investment strategy and contributed to above-average returns during the period." -- James Haynie & Michael Rega

                   Colonial Small Cap Value Fund Performance(1)

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                                          Class A(1)   Class B     Class C(2)
   Inception dates                         7/25/86     11/9/92      1/15/96
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   6-month total returns, assuming           11.16%      10.75%       10.81%
   reinvestment of all distributions
   and no sales charge or contingent
   deferred sales charge (CDSC)
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   Net asset value per share on 12/31/97    $31.97      $30.65       $31.50
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(1)   The Fund was formerly known as Colonial Small Stock Fund.
(2)   Effective July 1, 1997, Class D shares were redesignated Class C shares.

Top Five Holdings(3)                          Top Five Sectors(3)
  (as of 12/31/97)                              (as of 12/31/97)
--------------------------------------------------------------------------------

1. Fremont General Corp. .........   2.0%      1. Consumer Cyclicals ....  17.6%
2. Furniture Brands                            2. Financials ............  15.9%
   International, Inc. ...........   1.7%      3. Technologies ..........  12.3%
3. ESC Medical Systems Ltd. ......   1.4%      4. Health Care ...........  12.0%
4. Universal Health                            5. Capital Goods .........   8.8%
   Services, Inc. ................   1.4%
5. Valassis Communications, Inc...   1.2%

(3) Because the Fund is actively managed, holdings and sectors will change. Holding and sector weightings are calculated as a percent of total net assets. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process.
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                               PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

                                                                         [PHOTO]

I am pleased to present the semiannual report for Colonial Small Cap Value Fund. This report reflects on the investment environment and discusses the Fund's performance during the six months ended December 31, 1997.

Financial markets experienced a number of newsworthy events during the past six months. In July, the Dow Jones Industrial Average surpassed the 8000 mark, on its way to a peak for the year of 8259 on August 6. Meanwhile, currency devaluations in Asia began to create concern for investors in U.S. stocks. As overseas markets declined, the U.S. market joined the sell-off on October 27, plunging over 554 points, the largest single-day point drop in history. However, U.S. stocks bounced back the next day, recouping 337 points, the Dow's largest single-day point gain in history. Between October 27 and year-end, the Dow rebounded 10.4% and the Standard & Poor's 500 Index gained 10.7%. However, the Russell 2000 Index(R) was up only 4.0%, illustrating the market's dominance by larger companies during this period as investors flocked to larger stocks.
Small company stocks were also held back by investors' reluctance to own technology stocks, a sizable component of the small stock universe and one of the few that does significant business overseas by either supplying or competing with Asian manufacturers.

While the smaller companies that comprise the Fund's assets lagged larger companies during the latter part of the period, they experienced lower volatility overall, losing less of their value during the market sell-off in October than larger stocks. As a result, all major U.S. market indexes, including the Dow, the S&P 500, the NASDAQ and the Russell 2000 gained over 20% during 1997.

Looking ahead, events in Asia are expected to put some pressure on U.S. earnings growth, although it is still too early to predict to what extent. Meanwhile, conditions in the U.S. remain positive for stocks: the economy continues to grow, inflation remains low and many companies continue to increase productivity and cut costs. However, expectations are for slower economic growth in 1998 and the market should place a premium on companies that can sustain or increase that growth in such an environment.

Active participation in the small-cap market offers an opportunity to diversify your equity portfolio as well as to take advantage of good growth prospects. Thank you for giving us the opportunity to serve your investment needs.

Respectfully,


/s/ Harold W. Cogger

Harold W. Cogger
President
February 9, 1998

The Russell 2000 Index(R) is a tradename of the Frank Russell Company.
Because market conditions change frequently, there can be no assurance that the trends described here will continue.

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                           Portfolio Management Report

James Haynie and Michael Rega, are portfolio co-managers of Colonial Small Cap Value Fund and are vice presidents of Colonial Management Associates, Inc.

Volatile investment environment offered opportunity

The first half of the period was strong for both small and large company stocks. However, the Asian currency crisis had a negative effect on the markets during the second half of the period. In the U.S., many smaller company stocks declined over 10% despite a lack of change in their fundamental investment characteristics. We took this opportunity to buy stocks that we believed offered good growth prospects. For example, Valassis Communications is a company that prints newspaper inserts. Despite a positive economic environment, the stock lost about 15% of its value before we purchased it in October. Since then, the stock price has risen over 30% to a new high.

Shareholders continued to enjoy attractive performance

The Fund outperformed both the Russell 2000 Index, a benchmark that tracks the performance of small company stocks traded on the NASDAQ and the American and New York Stock Exchanges, and its Lipper peer group average. For the six-month period, the Fund generated a total return of 11.16% for Class A shares, based on net asset value while the Russell 2000 returned 11.04% and the Lipper peer group average returned 10.62%. We attribute this performance to our core investment strategy of value-oriented stock selection across a broad range of market sectors.

Core investment strategy identifies current and future value

While the Fund outperformed its peer group average, it had some disappointing investments in the technology sector which represented about 14% of the Fund's assets on December 31, 1997. While this sector performed well through the first half of the period, these stocks were particularly hard hit during the general market sell-off in the second half. Energy stocks also underperformed as a result of declining oil prices and a lack of supply disruption. However, we believe that energy service stocks offer significant value. The process of identifying and exploring potential oil fields and bringing oil to market takes place over many years. Increased drilling activity as of late coupled with substantial increases in capital spending for exploratory purposes by large oil producers is setting the stage for greater earnings growth and improved stock prices over the longer term.

On the other hand, the Fund benefited from investments in the financial, consumer cyclical and health care sectors. Freemont General, a financial services company, again represented the Fund's largest holding. A relatively low interest rate environment continued to fuel strong earnings growth. Investments in the health care sector included vitamin distributors such as NBTY, Inc., marketer of the Nature's Bounty product line. These stocks benefited from America's increasing use of vitamins, nutritional supplements and other alternative approaches to "wellness." Companies in this sector are experiencing rapid revenue growth and have excellent earnings growth prospects.

Positive outlook for small company stocks

Events of the past six months have left investors wondering what lies ahead for the financial markets. The currency and financial crisis in Asia continues to play out, and while we expect that there may be some negative effect on worldwide economic growth, we cannot predict the extent of the impact at this time. We
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                                        4
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believe that small-cap stocks are among the most attractively valued sectors of the market at this time and because small caps are not generally multinational companies, a lack of international exposure reduces their susceptibility to devaluating currencies and thus may reduce their earnings risk in this particular environment. In our opinion, small-cap stocks continue to offer an attractive risk and reward relationship and deserve an active role in a diversified investment portfolio.

 Colonial Small Cap Value Fund Investment Performance vs. The Russell 2000 Index

               Change in Value of $10,000 from 12/31/87 - 12/31/97
                     Based on NAV and POP for Class A Shares
--------------------------------------------------------------------------------

AS OF DATE           CSCVF NAV        MOP      Russell 2000 IX

  Dec 31, 87          10000           9425          10000
  Mar 31, 88          12210          11508          11909
  Jun 30, 88          13324          12558          12697
  Sep 30, 88          13025          12276          12581
  Dec 31, 88          12724          11992          12502
  Mar 31, 89          14028          13221          13466
  Jun 30, 89          14399          13571          14323
  Sep 30, 89          14920          14062          15288
  Dec 31, 89          14224          13406          14535
  Mar 31, 90          14064          13256          14209
  Jun 30, 90          14469          13637          14748
  Sep 3O, 90          11076          10439          11140
  Dec 31, 90          10860          10236          11704
  Mar 31, 91          13019          12271          15184
  Jun 30, 91          12394          11681          14943
  Sep 3O, 91          12758          12024          16166
  Dec 31, 91          12919          12176          17093
  Mar 31, 92          15115          14246          18373
  Jun 30, 92          13208          12448          17116
  Sep 30, 92          13304          12539          17608
  Dec 31, 92          15586          14690          20240
  Mar 31, 93          16979          16002          21105
  Jun 30, 93          16989          16012          21567
  Sep 30, 93          17921          16891          23453
  Dec 31, 93          18521          17456          24061
  Mar 31, 94          18735          17658          23420
  Jun 30, 94          17857          16830          22504
  Sep 30, 94          19485          18365          24067
  Dec 31, 94          19689          18557          23622
  Mar 31, 95          21199          19980          24713
  Jun 30, 95          23845          22474          27029
  Sep 30, 95          27466          25886          29699
  Dec 31, 95          27081          25524          30343
  Mar 31, 96          29011          27343          31891
  Jun 30, 96          29880          28162          33486
  Sep 30, 96          30557          28800          33600
  Dec 31, 96          32050          30207          35348
  Mar 31, 97          30251          28511          33520
  Jun 30, 97          35719          33665          38954
  Sep 30, 97          40907          38555          44751
  Dec 31, 97          39705          37422          43253

A $10,000 investment in Class B shares made on November 9, 1992 (inception) at net asset value (NAV) would have been valued at $27,445 on December 31, 1997. The same investment after deducting the applicable contingent deferred sales charges (CDSC) would have grown to $27,345 on December 31, 1997. A $10,000 investment in Class C shares made on January 15, 1996 (inception), at NAV would have been valued at $15,391 on December 31, 1997. The Russell 2000 Index is an unmanaged index that tracks the performance of small capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. Unlike mutual funds, indexes are not investments, do not incur fees or charges and are not professionally managed.

                          Average Annual Total Returns
                             As of December 31, 1997

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                             Class A Shares    Class B Shares  Class C Shares(1)
Inception                        7/25/86           11/9/92          1/15/96

                              NAV      POP      NAV    w/CDSC     NAV    w/CDSC
--------------------------------------------------------------------------------
1 year                       23.88%   16.76%   22.92%   17.92%   22.97%   21.97%
-------------------------------------------------------------------------------
5 years                      20.56    19.15    19.68    19.49       --       --
-------------------------------------------------------------------------------
10 years/Life                14.78    14.11    21.67    21.58    24.55    24.55
-------------------------------------------------------------------------------
Since policy change(2)       22.79    21.39       --       --       --       --
-------------------------------------------------------------------------------

(1) On July 1, 1997 Class D shares were redesignated Class C shares.

(2) Investment policies changed November 2, 1992.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 5.75%. The applicable CDSC for Class B shares is 5% for 1 year, 2% for five years and 1% since inception. The applicable CDSC for Class C shares is 1% for 1 year.


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                              INVESTMENT PORTFOLIO

                   DECEMBER 31, 1997 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 92.7%                                        SHARES        VALUE
--------------------------------------------------------------------------------
CONSTRUCTION - 0.7%
  Building Construction - 0.6%
  Toll Brothers, Inc. (a)                                      121      $ 3,244
                                                                     -----------

  Special Trade Contractors - 0.1%
  Apogee Enterprises, Inc.                                      60          713
                                                                     -----------
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 16.7%
  Depository Institutions - 2.8%
  ALBANK Financial Corp.                                        85        4,372
  GBC Bancorp                                                   50        3,188
  Peoples Heritage Financial Group, Inc.                       103        4,735
  St. Paul Bancorp, Inc.                                       100        2,625
  Wachovia Corp.                                                21        1,706
                                                                     -----------
                                                                         16,626
                                                                     -----------

  Holding & Other Investment Companies - 0.8%
  Inacom Corp. (a)                                             167        4,686
                                                                     -----------

  Insurance Carriers - 9.3%
  American Bankers Insurance Group, Inc.                        84        3,859
  Capital Re Corp.                                              83        5,157
  Conseco, Inc.                                                 67        3,056
  Delphi Financial Group, Inc. (a)                              76        3,420
  Enhance Financial Services Group, Inc.                        79        4,737
  Fidelity National Finance, Inc.                              141        4,382
  Fremont General Corp.                                        213       11,662
  Horace Mann Educators Corp.                                  130        3,697
  NAC Re Corp.                                                  67        3,290
  Orion Capital Corp.                                           65        3,007
  USBANCorp., Inc.                                              28        2,044
  Vesta Insurance Group, Inc.                                   99        5,872
                                                                     -----------
                                                                         54,183
                                                                     -----------

  Nondepository Credit Institutions - 1.8%
  Aames Financial Corp.                                        182        2,368
  Capstead Mortgage Corp.                                       83        1,655
  Consumer Portfolio Services, Inc. (a)                        115        1,105
  Imperial Credit Industries, Inc. (a)                          76        1,554
  Resource Bancshares Mortgage Group, Inc.                     147        2,471
  The Money Store, Inc.                                         77        1,627
                                                                     -----------
                                                                         10,780
                                                                     -----------

  Real Estate Investment Trusts - 0.7%
  Imperial Credit Mortgage Holdings                            217        3,879
                                                                     -----------


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                     Investment Portfolio/December 31, 1997
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  Security Brokers & Dealers - 1.3%
  Jeffries Group, Inc.                                          78      $ 3,193
  Raymond James Financial, Inc.                                108        4,294
                                                                     -----------
                                                                          7,487
                                                                     -----------

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MANUFACTURING - 33.7%
  Apparel - 1.1%
  Kellwood Co.                                                  79        2,373
  Nautica Enterprises, Inc. (a)                                184        4,278
                                                                     -----------
                                                                          6,651
                                                                     -----------

  Chemicals & Allied Products - 4.1%
  Dexter Corp.                                                  58        2,509
  Ferro Corp.                                                  223        5,423
  Fuller (H.B.) Co.                                             46        2,277
  Goodrich (B.F.) Co.                                          102        4,212
  Medicis Pharmaceutical Corp. (a)                              89        4,536
  Rexall Sundown, Inc. (a)                                     114        3,429
  Serologicals Corp. (a)                                        53        1,375
                                                                     -----------
                                                                         23,761
                                                                     -----------

  Electrical Industrial Equipment - 0.5%
  MagneTek, Inc. (a)                                           153        2,984
                                                                     -----------

  Electronic Components - 3.3%
  Computer Products, Inc. (a)                                   90        2,036
  Innovex, Inc.                                                267        6,124
  Park Electrochemical Corp.                                   175        4,993
  Sanmina Corp. (a)                                             63        4,268
  SemTech Corp. (a)                                             50        1,956
                                                                     -----------
                                                                         19,377
                                                                     -----------

  Fabricated Metal - 1.2%
  Barnes Group, Inc.                                           120        2,721
  Valmont Industries                                           100        1,950
  Wyman-Gordon Co. (a)                                         129        2,532
                                                                     -----------
                                                                          7,203
                                                                     -----------

  Food & Kindred Products - 1.0%
  Michael Foods, Inc.                                          118        2,876
  NBTY, Inc. (a)                                                87        2,904
                                                                     -----------
                                                                          5,780
                                                                     -----------

  Furniture & Fixtures - 1.7%
  Furniture Brands International, Inc. (a)                     485       10,120
                                                                     -----------


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                     Investment Portfolio/December 31, 1997
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COMMON STOCKS - CONT.                                       SHARES        VALUE
--------------------------------------------------------------------------------

MANUFACTURING - CONT.
  Leather - 0.8%
  Samsonite Corp. (a)                                          150      $ 4,744
                                                                     -----------

  Lighting Equipment - 0.7%
  Technitrol, Inc.                                             129        3,870
                                                                     -----------

  Lumber & Wood Products - 0.6%
  Oakwood Homes Corp.                                          107        3,550
                                                                     -----------

  Machinery & Computer Equipment - 5.8%
  Applied Power, Inc., Class A                                  50        3,450
  Black Box Corp. (a)                                           76        2,696
  Camco International, Inc.                                     47        2,974
  Gehl Co. (a)                                                 164        3,444
  GENICOM Corp. (a)                                            180        2,070
  Kaydon Corp.                                                 104        3,393
  Manitowoc, Inc.                                              137        4,439
  NACCO Industries, Inc.                                        21        2,230
  STB Systems, Inc. (a)                                        105        2,299
  Terex Corp. (a)                                              114        2,679
  Trico Marine Services, Inc. (a)                               60        1,768
  Zebra Technologies Corp., Class A (a)                         80        2,380
                                                                     -----------
                                                                         33,822
                                                                     -----------

  Measuring & Analyzing Instruments - 3.7%
  ADAC Laoboratories                                           262        5,174
  ATL Ultrasound, Inc. (a)                                      84        3,841
  Esterline Technologies Corp. (a)                              87        3,118
  Fossil, Inc. (a)                                             104        2,587
  IFR Systems, Inc.                                              2           23
  Respironics, Inc. (a)                                         70        1,595
  Tracor, Inc. (a)                                             181        5,483
                                                                     -----------
                                                                         21,821
                                                                     -----------

  Miscellaneous Manufacturing - 1.9%
  COMFORCE Corp. (a)                                            13           99
  ESC Medical Systems Ltd.  (a)                                213        8,254
  Russ Berrie & Company, Inc.                                  103        2,704
                                                                     -----------
                                                                         11,057
                                                                     -----------

  Paper Products - 0.7%
  Shorewood Packaging Corp. (a)                                 63        1,672
  Wausau Paper Mills Co.                                       106        2,136
                                                                     -----------
                                                                          3,808
                                                                     -----------


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                     Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------

  Petroleum Refining - 0.5%
  Tesoro Petroleum Corp. (a)                                   184      $ 2,854
                                                                     -----------

  Primary Metal - 2.1%
  Brush Wellman, Inc.                                           91        2,230
  Encore Wire Corp. (a)                                         60        1,841
  Inland Steel Industries, Inc.                                213        3,674
  Mueller Industries, Inc. (a)                                  55        3,245
  Quanex Corp.                                                  35          984
                                                                     -----------
                                                                         11,974
                                                                     -----------

  Printing & Publishing - 0.5%
  Bowne & Co., Inc.                                             49        1,970
  New England Business Service, Inc.                            33        1,110
                                                                     -----------
                                                                          3,080
                                                                     -----------

  Rubber & Plastic - 0.5%
  Carlisle Cos., Inc.                                           61        2,603
                                                                     -----------

  Stone, Clay, Glass & Concrete - 1.0%
  Libbey, Inc.                                                  80        3,018
  Lone Star Industries, Inc.                                    50        2,656
                                                                     -----------
                                                                          5,674
                                                                     -----------

  Textile Mill Products - 0.8%
  Culp, Inc.                                                    70        1,400
  Interface, Inc.                                              116        3,373
                                                                     -----------
                                                                          4,773
                                                                     -----------

  Transportation Equipment - 1.2%
  Arvin Industries, Inc.                                        86        2,865
  Borg-Warner Automotive, Inc.                                  60        3,120
  Varlen Corp.                                                  48        1,158
                                                                     -----------
                                                                          7,143
                                                                     -----------
--------------------------------------------------------------------------------
MINING & ENERGY - 3.5%
  Coal Mining - 0.2%
  Zeigler Coal Holding Co.                                      58          946
                                                                     -----------

  Metal Mining - 0.4%
  Cleveland-Cliffs, Inc.                                        53        2,428
                                                                     -----------

  Oil & Gas Extraction - 1.6%
  Devon Energy Corp.                                            89        3,443
  Santa Fe Energy Resources, Inc.                              182        2,043
  Vintage Petroleum, Inc.                                      186        3,534
                                                                     -----------
                                                                          9,020
                                                                     -----------

                          Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                       SHARES        VALUE
--------------------------------------------------------------------------------

MANUFACTURING - CONT.
  Oil & Gas Field Services - 1.3%
  Marine Drilling Companies, Inc. (a)                          155      $ 3,236
  Pool Energy Services Co. (a)                                  93        2,093
  Veritas DGC Inc. (a)                                          55        2,172
                                                                     -----------
                                                                          7,501
                                                                     -----------

--------------------------------------------------------------------------------
RETAIL TRADE - 11.4%
  Apparel & Accessory Stores - 4.1%
  Claire's Stores, Inc.                                        217        4,226
  Dress Barn, Inc. (a)                                         129        3,612
  Genesco, Inc. (a)                                            237        3,022
  Paul Harris Stores, Inc. (a)                                 137        1,378
  Ross Stores, Inc.                                            153        5,575
  Stein Mart, Inc. (a)                                          92        2,461
  The Finish Line, Inc., Class A (a)                           270        3,510
                                                                     -----------
                                                                         23,784
                                                                     -----------

  Building, Hardware & Garden Supply  - 0.4%
  Griffon Corp. (a)                                            175        2,559
                                                                     -----------

  Food Stores - 1.0%
  Quality Food Centers, Inc. (a)                                65        4,355
  Ruddick Corp.                                                 88        1,538
                                                                     -----------
                                                                          5,893
                                                                     -----------

  General Merchandise Stores - 1.9%
  Ames Department Stores, Inc. (a)                             228        3,992
  Mac Frugals Bargains Close-Outs, Inc. (a)                    110        4,524
  Shopko Stores, Inc.                                          123        2,675
                                                                     -----------
                                                                         11,191
                                                                     -----------

  Home Furnishings & Equipment - 1.0%
  Circle International Group, Inc.                             130        2,982
  CompUSA, Inc. (a)                                             96        2,976
                                                                     -----------
                                                                          5,958
                                                                     -----------

  Miscellaneous Retail - 0.9%
  Lands End, Inc.                                               75        2,630
  Tiffany & Co.                                                 64        2,308
                                                                     -----------
                                                                          4,938
                                                                     -----------

  Restaurants - 2.1%
  Applebee's International, Inc.                                75        1,350
  Foodmaker, Inc. (a)                                          312        4,699
  Showbiz Pizza Time, Inc. (a)                                 261        6,003
                                                                     -----------
                                                                         12,052
                                                                     -----------

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                          Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------

SERVICES - 13.4%
  Amusement & Recreation - 0.4%
  Anchor Gaming (a)                                             41      $ 2,258
                                                                     -----------

  Business Services - 2.8%
  Advo, Inc.                                                   174        3,393
  Compucom Systems, Inc. (a)                                   175        1,444
  Norrell Corp.                                                211        4,194
  Valassis Communications, Inc. (a)                            194        7,171
                                                                     -----------
                                                                         16,202
                                                                     -----------

  Computer Related Services - 2.9%
  Data Dimensions, Inc. (a)                                     75        1,284
  Jack Henry & Associates                                       82        2,245
  National Instruments Corp. (a)                                56        1,700
  Rent-Way, Inc. (a)                                           230        4,255
  Sotheby's Holdings, Inc.                                     139        2,573
  Systems & Computer Technology Corp. (a)                       97        4,814
                                                                     -----------
                                                                         16,871
                                                                     -----------

  Computer Software - 1.4%
  Hyperion Software Corp. (a)                                  183        6,576
  Remedy Corp. (a)                                              66        1,384
                                                                     -----------
                                                                          7,960
                                                                     -----------

  Engineering, Accounting, Research & Management - 1.0%
  CDI Corp. (a)                                                 59        2,699
  Jacobs Engineering Group, Inc. (a)                           136        3,459
                                                                     -----------
                                                                          6,158
                                                                     -----------

  Health Services - 4.9%
  Curative Health Services, Inc. (a)                           114        3,463
  Diagnostic Health Services, Inc. (a)                         106        1,252
  Integrated Health Services, Inc.                              92        2,861
  Lincare Holdings, Inc. (a)                                    20        1,140
  Osteotech, Inc. (a)                                           88        2,392
  RehabCare Group, Inc. (a)                                    118        3,114
  Renal Treatment Centers, Inc. (a)                            175        6,322
  Universal Health Services, Inc., Class B (a)                 158        7,944
                                                                     -----------
                                                                         28,488
                                                                     -----------

--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 6.8%
  Air Transportation - 1.2%
  Airborne Freight Corp.                                        82        5,088
  Comair Holdings, Inc.                                         76        1,843
                                                                     -----------
                                                                          6,931
                                                                     -----------

                          Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------
COMMON STOCKS - CONT.                                        SHARES        VALUE
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - CONT.
  Communications - 0.5%
  Aliant Communications, Inc.                                  106      $ 3,326
                                                                     -----------

  Electric Services - 1.7%
  Commonwealth Energy System Cos.                               22          732
  Public Service Company of New Mexico                         240        5,685
  Sierra Pacific Resources                                     100        3,750
                                                                     -----------
                                                                         10,167
                                                                     -----------

  Gas Services - 0.5%
  ONEOK, Inc. (a)                                                1           40
  Ugi Corp.                                                     92        2,697
                                                                     -----------
                                                                          2,737
                                                                     -----------

  Motor Freight & Warehousing - 1.8%
  CNF Transportation, Inc.                                      23          887
  US Xpress Enterprises, Inc. Class A (a)                       83        1,833
  USFreightways Corp.                                           91        2,958
  Werner Enterprises, Inc.                                      65        1,332
  Yellow Corp.                                                 147        3,693
                                                                     -----------
                                                                         10,703
                                                                     -----------

  Sanitary Services - 0.6%
  Piedmont Natural Gas Co.                                      97        3,486
                                                                     -----------

  Transportation Services - 0.5%
  Ogden Corp.                                                  112        3,151
                                                                     -----------

--------------------------------------------------------------------------------
WHOLESALE TRADE - 6.5%
  Durable Goods - 4.0%
  Ethan Allen Interiors, Inc.                                   67        2,576
  Fisher Scientific International, Inc.                         63        3,003
  Gulf South Medical Supply, Inc. (a)                           90        3,353
  Ingram Micro, Inc. (a)                                        83        2,417
  Kent Electronics Corp. (a)                                    85        2,146
  Marshall Industries (a)                                        9          261
  MicroAge, Inc. (a)                                           129        1,943
  Owens & Minor, Inc.                                          179        2,591
  Patterson Dental Co. (a)                                      79        3,575
  SED International Holdings (a)                               163        1,836
                                                                     -----------
                                                                         23,701
                                                                     -----------

                     Investment Portfolio/December 31, 1997
--------------------------------------------------------------------------------

  Nondurable Goods - 2.5%
  Fleming Co., Inc.                                            104      $ 1,398
  Herbalife International, Class A (a)                          50        1,074
  Herbalife International, Class B                             100        2,160
  Performance Food Group Co. (a)                                 5          119
  Richfood Holdings, Inc.                                      142        4,000
  Universal Corp.                                              140        5,758
                                                                     -----------
                                                                         14,509
                                                                     -----------

TOTAL COMMON STOCKS (cost of $459,790)(b)                               541,165
                                                                     -----------

RIGHTS - 0.0% (a)
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE
  Insurance Carriers
  Delphi Financial Group (cost of (c))                           7           (c)
                                                                     -----------

SHORT-TERM OBLIGATIONS - 9.6%                               PAR
--------------------------------------------------------------------------------
Repurchase agreement with ABN Amro Chicago Corp.,
dated 12/31/97, due 01/02/98 at 6.600%, collateralized
by U.S. Treasury notes with various maturities to
2016, value $57,533 (repurchase proceeds $56,257)         $ 56,236       56,236
                                                                     -----------

OTHER ASSETS & LIABILITIES, NET - (2.3%)                                (13,405)
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                    $583,996
                                                                     ===========

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a)   Non-income producing.
(b)   Cost for federal income tax purposes is approximately the same.
(c)   Rounds to less than one.


See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                          DECEMBER 31, 1997 (UNAUDITED)

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $459,790)                           $ 541,165
Short-term obligations                                            56,236
                                                            -------------
                                                                 597,401
Receivable for:
  Fund shares sold                             $ 4,768
  Dividends                                        409
  Interest                                          10
Other                                               90             5,277
                                          -------------     -------------
    Total Assets                                                 602,678

LIABILITIES
Payable for:
  Investments purchased                         16,725
  Fund shares repurchased                        1,954
Accrued:
  Deferred Trustees fees                             3
                                          -------------
    Total Liabilities                                             18,682
                                                            -------------


NET ASSETS                                                     $ 583,996
                                                            =============
Net asset value & redemption price per share - Class A
($280,339/8,770)                                                   31.97
                                                            =============

Maximum offering price per share - Class A
($31.97/0.9425)                                                  $ 33.92(a)
                                                            =============

Net asset value & offering price per share - Class B
($277,960/9,068)                                                 $ 30.65(b)
                                                            =============

Net asset value & offering price per share - Class C
($20,576/653)                                                    $ 31.50(b)
                                                            =============

Net asset value, offering and redemption
 price per share - Class Z ($5,121/159)                          $ 32.21
                                                            =============


COMPOSITION OF NET ASSETS
Capital paid in                                                $ 500,677
Overdistributed net investment income                                 (8)
Accumulated net realized gains                                     1,952
Net unrealized appreciation                                       81,375
                                                            -------------
                                                               $ 583,996
                                                            =============

(a)   On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Dividends                                                        $ 1,864
Interest                                                           1,282
                                                            -------------
                                                                   3,146

EXPENSES
Management fee                                 $ 1,727
Service fee - Class A, Class B, Class C            611
Distribution fee - Class B                         884
Distribution fee - Class C                          56
Transfer agent                                     770
Bookkeeping fee                                     90
Trustees fee                                        10
Custodian fee                                        5
Audit fee                                           13
Legal fee                                            3
Registration fee                                    47
Reports to shareholders                              8
Other                                               22             4,246
                                          -------------     -------------
       Net Investment Loss                                        (1,100)
                                                            -------------

NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain                                                 30,613
Net unrealized appreciation during the period                     11,401
                                                            -------------
       Net Gain                                                   42,014
                                                            -------------

Increase in Net Assets from Operations                          $ 40,914
                                                            =============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                           (Unaudited)
                                         Six months ended     Year ended
(in thousands)                             December 31         June 30
                                          -------------     -------------
INCREASE (DECREASE) IN NET ASSETS           1997 (a)            1997
Operations:
Net investment loss                           $ (1,100)         $ (1,000)
Net realized gain                               30,613            12,663
Net unrealized appreciation                     11,401            37,333
                                          -------------     -------------
    Net Increase from Operations                40,914            48,996
Distributions:
From net realized gains - Class A              (16,393)           (3,482)
From net realized gains - Class B              (16,885)           (4,515)
From net realized gains - Class C               (1,167)             (160)
From net realized gains - Class Z                 (306)             (133)
                                          -------------     -------------
                                                 6,163            40,706
                                          -------------     -------------
Fund Share Transactions:
Receipts for shares sold - Class A             408,371           359,182
Value of distributions reinvested - Class A     14,747             3,095
Cost of shares repurchased - Class A          (277,304)         (339,178)
                                          -------------     -------------
                                               145,814            23,099
                                          -------------     -------------
Receipts for shares sold - Class B             106,517            99,839
Value of distributions reinvested - Class B     15,908             4,261
Cost of shares repurchased - Class B           (25,434)          (43,089)
                                          -------------     -------------
                                                96,991            61,011
                                          -------------     -------------
Receipts for shares sold - Class C              14,311             9,132
Value of distributions reinvested - Class C      1,108               127
Cost of shares repurchased - Class C            (2,849)           (4,522)
                                          -------------     -------------
                                                12,570             4,737
                                          -------------     -------------
Receipts for shares sold - Class Z                 152             1,208
Value of distributions reinvested - Class Z        306               133
Cost of shares repurchased - Class Z              (404)             (773)
                                          -------------     -------------
                                                    54               568
                                          -------------     -------------
    Net Increase from Fund Share
      Transactions                             255,429            89,415
                                          -------------     -------------
        Total Increase                         261,592           130,121
NET ASSETS
Beginning of period                            322,404           192,283
                                          -------------     -------------
End of period (net of overdistributed and
  including undistributed net investment
  income of $8 and $26, respectively)        $ 583,996         $ 322,404
                                          =============     =============

(a) Class D shares were redesignated Class C shares on July 1, 1997.

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                                   (continued)

                                          (Unaudited)
                                        Six months ended     Year ended
                                          December 31         June 30
                                          -------------     -------------
                                            1997 (a)            1997
NUMBER OF FUND SHARES
Sold - Class A                                  12,344             7,161
Issued for distributions reinvested - Class A      452               101
Repurchased - Class A                           (8,317)           (5,693)
                                          -------------     -------------
                                                 4,479             1,569
                                          -------------     -------------
Sold - Class B                                   3,311             3,410
Issued for distributions reinvested - Class B      508                86
Repurchased - Class B                             (795)           (1,113)
                                          -------------     -------------
                                                 3,024             2,383
                                          -------------     -------------
Sold - Class C                                     436               105
Issued for distributions reinvested - Class C       35                --
Repurchased - Class C                              (89)               (7)
                                          -------------     -------------
                                                   382                98
                                          -------------     -------------
Sold - Class Z                                       5               144
Issued for distributions reinvested - Class Z        9                 5
Repurchased - Class Z                              (12)              (13)
                                          -------------     -------------
                                                     2               136
                                          -------------     -------------

(a) Class D shares were redesignated Class C shares on July 1, 1997.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
In the opinion of management of Colonial Small Cap Value Fund (the Fund), a series of Colonial Trust VI, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2.  ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Organization: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in smaller capitalization equities. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective July 1, 1997, Class D shares were redesignated Class C shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class Z shares are offered continuously at net asset value. There are certain restrictions on purchasing Class Z shares, please refer to a prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

                 Notes to Financial Statements/December 31, 1997
--------------------------------------------------------------------------------
Determination of class net asset values and financial highlights: All income, expenses (other than the Class A, Class B and Class C service fee and Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using the average shares outstanding during the period. In addition, Class A, Class B, and Class C net investment income per share data reflects the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and by the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Other: Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.80% annually of the Fund's average net assets. Prior to September 30, 1997, the monthly fee was 0.60% annually of the Fund's average net assets.

Bookkeeping fee: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives

              Notes to Financial Statements/December 31, 1997
--------------------------------------------------------------------------------
NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------
reimbursement for certain out of pocket expenses.

Effective October 1, 1997, and continuing through September 1998, the Transfer Agent fee will be reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

Underwriting discounts, service and distribution fees: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the six months ended December 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $136,702 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $182,874 and $4,727 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets attributable to Class A, Class B and Class C, as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares and Class C shares, respectively.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
Investment activity: During the six months ended December 31, 1997, purchases and sales of investments, other than short-term obligations, were $330,229,073 and $124,159,842, respectively.

Unrealized appreciation (depreciation) at December 31, 1997, based on cost of investments for federal income tax purposes was:

           Gross unrealized appreciation          $ 107,573,630
                                                ----------------
           Gross unrealized depreciation            (26,198,181)
                                                ----------------
               Net unrealized appreciation         $ 81,375,449
                                                ================

Other: The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5.  LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended December 31, 1997.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                        Six months ended December 31
                            ----------------------------------------------------
                                                   1997
                              Class A      Class B      Class C (b)    Class Z
                            ----------  -------------   -----------   ---------
Net asset value -
  Beginning of period          $30.570        $29.490      $30.240      $30.740
                            ----------  -------------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (loss) (a)              (0.012)        (0.131)      (0.135)       0.030
Net realized and
 unrealized gain (a)             3.462          3.341        3.445        3.490
                            ----------  -------------    ---------    ---------
   Total from Investment
      Operations                 3.450          3.210        3.310        3.520
                            ----------  -------------    ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized
 gains                          (2.050)        (2.050)      (2.050)      (2.050)
                            ----------  -------------    ---------    ---------
Net asset value -
   End of period               $31.970        $30.650      $31.500      $32.210
                            ==========  =============    =========    =========
Total return (c)(d)              11.16%         10.75%       10.81%       11.32%
                            ==========  =============    =========    =========

RATIOS TO AVERAGE NET ASSETS
Expenses (e)(f)                   1.36%          2.11%        2.11%        1.11%
Net investment
 income (loss) (e)(f)            (0.06)%        (0.81)%      (0.81)%       0.19%
Portfolio turnover (d)              28%            28%          28%          28%
Average commission
 rate                          $0.0358        $0.0358      $0.0358      $0.0358
Net assets at end
 of period (000)              $280,339       $277,960      $20,576       $5,121

(a) Per share data was calculated using average shares outstanding during the period.
(b)   Class D shares were redesignated Class C shares on July 1, 1997.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrange-ments had no impact.
(f)   Annualized.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                           Year ended June 30
                         ------------------------------------------------------
                                                   1997
                           Class A         Class B        Class C (b)  Class Z
                         ------------     ---------     -----------   ---------
Net asset value -
  Beginning of period           $26.480      $25.770       $26.400      $26.550
                           ------------   ----------    ----------    ---------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment
 income (loss) (a)               (0.003)      (0.199)       (0.208)       0.065
Net realized and
 unrealized gain (a)              5.073        4.899         5.028        5.105
                           ------------   ----------    ----------    ---------
   Total from Investment
      Operations                  5.070        4.700         4.820        5.170
                           ------------   ----------    ----------    ---------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
From net realized
 gains                           (0.980)      (0.980)       (0.980)      (0.980)
                           ------------   ----------    ----------    ---------
Net asset value -
   End of period                $30.570      $29.490       $30.240      $30.740
                           ============   ==========    ==========    =========
Total return (f)                  19.54%       18.63%        18.64%       19.87%
                           ============   ==========    ==========    =========

RATIOS TO AVERAGE NET
ASSETS
Expenses (h)                       1.32%        2.07%         2.07%        1.07%
Net investment
 income (loss) (h)                (0.01)%      (0.76)%       (0.76)%       0.24%
Portfolio turnover                   54%          54%           54%          54%
Average commission
 rate (j)                       $0.0422      $0.0422       $0.0422      $0.0422
Net assets at end
 of period (000)               $131,151     $178,234        $8,194       $4,825

(a) Per share data was calculated using average shares outstanding during the period.
(b)   Class D shares were redesignated Class C shares on July 1, 1997.
(c) Class C shares were initially offered on January 15, 1996. Per share data reflects activity from that date.
(d) Class Z shares were initially offered on July 31, 1995. Per share data reflects activity from that date.
(e)   Includes distribution from Advo, Inc., which amounted to $0.047 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)   Not annualized
(h) The benefits derived from custody credits and directed brokerage arrange-ments had no impact. Prior years' ratios are net of benefits received, if any.
(i)   Annualized.
(j) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                Year ended June 30
        -------------------------------------------------------------------

                                    1996
          Class A          Class B         Class C (c)         Class Z (d)
        ----------      -------------     ------------       --------------

         $ 22.260           $ 21.840         $ 22.550             $ 24.790
        ----------      -------------     ------------       --------------

            0.036 (e)         (0.147) (e)      (0.072) (e)           0.096 (e)

            5.479              5.372            3.922                2.959
        ----------      -------------     ------------       --------------

            5.515              5.225            3.850                3.055
        ----------      -------------     ------------       --------------

           (1.295)            (1.295)              --               (1.295)
        ----------      -------------     ------------       --------------

         $ 26.480           $ 25.770         $ 26.400             $ 26.550
        ==========      =============     ============       ==============
            25.31%             24.44%           17.07% (g)           12.81% (g)
        ==========      =============     ============       ==============

             1.38%              2.13%            2.15% (i)            1.13% (i)

               --                 --               --                   --

             0.15%             (0.60)%          (0.54)% (i)           0.41% (i)
               46%                46%              46%                  46%

         $ 0.0440           $ 0.0440          $0.0440             $ 0.0440

         $ 89,924           $ 96,158          $ 2,585             $  3,616

FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                             Year ended June 30
                          -------------------------------------------------------------------------------------
                                      1995                         1994                          1993
                              Class A       Class B       Class A       Class B         Class A       Class B (b)
                          ------------- ------------- ------------- -------------  -------------- -------------
Net asset value -
  Beginning of period         $ 16.670      $ 16.470      $ 15.860      $ 15.790        $ 12.330      $ 13.010
                          ------------- ------------- ------------- -------------  -------------- -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (loss) (a)               0.002        (0.139)       (0.047)       (0.176)         (0.083)       (0.100)
Net realized and
 unrealized gain (a)             5.588         5.509         0.857         0.856           3.613         2.880
                          ------------- ------------- ------------- -------------  -------------- -------------
   Total from Investment
      Operations                 5.590         5.370         0.810         0.680           3.530         2.780
                          ------------- ------------- ------------- -------------  -------------- -------------
Net asset value -
   End of period              $ 22.260      $ 21.840      $ 16.670      $ 16.470        $ 15.860      $ 15.790
                          ============= ============= ============= =============  ============== =============
Total return (c)                 33.53%        32.60%         5.11%         4.31%          28.63%        21.37% (d)
                          ============= ============= ============= =============  ============== =============

RATIOS TO AVERAGE NET ASSETS
Expenses                          1.45%         2.20%         1.56%         2.31%           1.88%         2.63% (e)

Interest expense                    --            --            --            --           0.01%         0.01%
Net investment
 income (loss)                    0.01%        (0.74)%       (0.27)%       (1.02)%         (0.60)%       (1.35)% (e)
Portfolio turnover                  64%           64%           35%           35%             29%           29%
Net assets at end
 of period (000)              $ 40,661      $ 29,458      $ 24,760     $   8,489        $ 23,716     $   1,665

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class B shares were initially offered on November 9, 1992. Per share data reflects activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e)   Annualized.

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

Affordable Additional Investments: Add to your account with as little as $50 on most funds; $25 for an IRA account.

Free Exchanges(1): Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

Easy Access to Your Money(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

One-Year Reinstatement Privilege: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

Fundamatic: Make periodic investments as low as $50 from your checking account to your Colonial account.

Systematic Withdrawal Plan (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the payable date will be the previous business day. Dividends and capital gains must be reinvested.

Automated Dollar Cost Averaging: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

Colonial Retirement Plans: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or Class C shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE

Colonial Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ........  press 1

For account information .........................................  press 2

To speak to a Colonial representative ...........................  press 3

For yield and total return information ..........................  press 4

For duplicate statements or new supply of checks ................  press 5

To order duplicate tax forms and year-end statements ............  press 6
(February through May)

To review your options at any time during your call .............  press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

Colonial Telephone Transaction Department - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any Colonial fund, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Small Cap Value Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Small Cap Value Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Small Cap Value Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

--------------------------------------------------------------------------------
                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN

Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

[LOGO] LIBERTY FINANCIAL INVESTMENTS, INC. (c) 1998
Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621

                                                   SC-03/659E-1297    M   (2/98)